Business Combination	12 Months Ended
Dec. 31, 2019
Disclosure Of Business Combinations [Abstract]
Business Combination
27	Business Combination

Acquisition of a music content company in 2018

In October 2018, the Company acquired the entire equity interest of a music content production company at a cash consideration comprising of a fixed amount and a variable amount, settlement in certain tranches, to enhance its music contents library. The variable amount is determined based on certain operation and financial performance of the acquiree and up to RMB400 million. As at the acquisition date, the fixed consideration was recognized at its present value and the variable consideration was recognized at fair value of approximately RMB63 million determined by management.

As a result of the acquisition, the Group is expected to increase its presence in online music industry in China. Goodwill arising from the acquisition was attributable to an increase in coverage of the online music market of China. The goodwill recognized was not expected to be deductible for income tax purpose.

The following table summarizes the amount of identified assets acquired and liabilities assumed at the acquisition date.

RMB’million
Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash and cash equivalents	68
Accounts and other receivables	101
Intangible assets	297
Prepayments, deposits and other assets	162
Deferred revenue	(18)
Other payables and accruals	(57)
Deferred tax liabilities	(105)
Goodwill	798
1,246

27	Business Combination (Continued)

The revenue and the results contributed by the acquiree to the Group for the period since the completion date were insignificant. The Group’s revenue and results for the year would not be materially different should the acquisition otherwise occur on January 1, 2018.

Transaction costs were not significant and were charged to general and administrative expenses in the consolidated income statement during the year ended December 31, 2018.